UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 24, 2023

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	NVOS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2022 by Novo Integrated Sciences, Inc. (the “Company”), on December 15, 2022, the Company received a notice on December 15, 2022 (the “December Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended August 31, 2022 (the “Form 10-K”). On January 26, 2023, the Company reported that it received a notice (the “January Nasdaq Notice”) on January 25, 2023 from Nasdaq advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Rule as a result of its failure to timely file the Form 10-K and its Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2022 (the “Form 10-Q”).

Per the January Nasdaq Notice and in accordance with the December Nasdaq Notice, the Company had 60 calendar days from receipt of the December Nasdaq Notice or until February 13, 2023, to submit a plan to regain compliance with the Rule with the respect to the Form 10-K and the Form 10-Q. On February 13, 2023, the Company submitted to Nasdaq its plan to regain compliance with the Rule with respect to the Form 10-K and the Form 10-Q. If Nasdaq accepted the Company’s plan, then Nasdaq could grant an exception of up to 180 calendar days from the due date of the Form 10-K to regain compliance.

On February 17, 2023 and March 22, 2023, based on Nasdaq’s further review, Nasdaq granted an exception to enable the Company to regain compliance with the Rule. The terms of the exception are as follows: on or before May 29, 2023, the Company must file its Form 10-K for the period ended August 31, 2022; its Form 10-Q for the period ended November 30, 2022, and any other filings required by the Rule.

On March 24, 2023, the Company issued a press release providing an update regarding certain actions and events, including with respect to the grant of an exception by Nasdaq as described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the registrant on March 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: March 24, 2023	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer